UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2024
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-08597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2024, The Cooper Companies, Inc. (the “Company”) filed a certificate of amendment to the Company’s Second Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a four-for-one split (the “Stock Split”) of the Company’s common stock, par value $0.10 per share (the “Common Stock”), without any change to its par value. Additionally, pursuant to the Certificate of Amendment, the number of authorized shares of the Company’s Common Stock was proportionately increased from 120,000,000 to 480,000,000 in connection with the Stock Split. The Stock Split was approved by the Company’s board of directors on December 6, 2023. Pursuant to Section 242(d) of the General Corporation Law of the State of Delaware, stockholder approval is not required in connection with the foregoing.

The Stock Split became effective at 5:00 p.m., Eastern Time, on February 16, 2024. Trading of the Common Stock on the Nasdaq Global Select Market is expected to commence on a Stock Split-adjusted basis when the market opens on February 20, 2024, under the existing trading symbol “COO.” The new CUSIP number for the Common Stock following the Stock Split is 216648501.

As a result of the Stock Split, every one (1) share of Common Stock issued and outstanding was automatically divided into four (4) shares of Common Stock. The Stock Split is a mandatory exchange. The Stock Split does not modify any rights or preferences of the shares of the Common Stock. Proportionate adjustments will be made to the per share exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, as well as to the number of shares issuable under the Company’s equity incentive plans. The Common Stock issued pursuant to the Stock Split remains fully paid and non-assessable.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Equiniti Trust Company LLC (“Equiniti”), the Company’s transfer agent, is acting as the exchange agent for the Stock Split. Stockholders of record holding certificates representing pre-Stock Split shares of Common Stock will receive a letter of transmittal from Equiniti with instructions on how to surrender certificates representing pre-Stock Split shares. Stockholders should not send in their pre-Stock Split certificates until they receive a letter of transmittal from Equiniti. Stockholders with book-entry shares or who hold their shares through a bank, broker or other nominee will not need to take any action. All stockholders will receive their post-Stock Split shares in book-entry form and will be receiving a statement from Equiniti regarding their Common Stock ownership post-Stock Split.

Item 8.01. Other Events.

On February 15, 2024, the Company issued a press release announcing the Stock Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
3.1	Certificate of Amendment to Second Restated Certificate of Incorporation of The Cooper Companies, Inc.
99.1	Press Release dated February 15, 2024 of The Cooper Companies, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

    By:     /s/ Nicholas S. Khadder
        Nicholas S. Khadder
        General Counsel & Corporate Secretary

Dated: February 16, 2024